Total
11.30 Fidelity Government Cash Reserves PRO-11 | Fidelity® Government Cash Reserves
Supplement to the Fidelity® Government Cash Reserves January 29, 2020 Prospectus
Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Annual Operating Expenses {- Fidelity® Government Cash Reserves}	11.30 Fidelity Government Cash Reserves PRO-11 Fidelity® Government Cash Reserves Fidelity Government Cash Reserves-Default
Management fee	0.17%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.21%
Total annual operating expenses	0.38%	[1]
[1]	In order to avoid a negative yield, FMR may reimburse expenses or waive fees of the fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the fund will be able to avoid a negative yield.